UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2018

Sears Oil and Gas Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-151300

20-3455830

(Commission File Number)

(IRS Employer ID No.)

1661 Lakeview Circle, Ogden, UT 84403

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (801) 399-3632

(Former Name or Former Address, if Changed Since Last Report) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 8.01.  OTHER EVENTS

On July 18, 2018, Sears Oil and Gas Corporation, a Nevada corporation (the "Company") and Human Brands, International, Inc., a Nevada corporation ("HBI"), executed a non-binding Letter of Intent ("LOI") whereby the Company and HBI have agreed to execute an Asset Purchase Agreement ("Definitive Agreement") in which the Company will acquire certain assets of HBI (“Assets”) in exchange for 6,000,000 shares of common stock of the Company and $50,000 in cash. (the "Acquisition").   The Assets to be acquired are certain “Tequila Alebrijes Products and Property Rights”.  Tequila Alebrijes Products and Property Rights means collectively, (i) one container of Tequila Alebrijes Product of not less than 11,000 mixed 750 ML bottles to be Shipped to Third Parties as Designated by the Company, and (ii) intangible legal rights of HBI pertaining to:

(a) rights associated with the product known as Tequila Alebrijes including but not limited to Blanco, Reposado, and Anjeno, including but not limited to formulas for the production of Tequila Alebrijes.

(b) all related products or extension of that product including other related Tequila Blends from the same or other related supplier

(c) logos, trademarks, marketing material and related copyrights, copyright applications and copyright registrations and moral rights, trademarks, service marks, logos, trade dress, trade names, service names and all goodwill associated with the Tequila Alebrijes Brand

(d) rights related to the protections of trade secrets and confidential information, including, but not limited to, rights in industrial property, vendor lists and all associated information and other confidential or proprietary information;

(e)package design and industrial design rights;

(f) exclusive rights to Sell the Assets Directly by the Company or through designated distributors or brand mangers Worldwide

The Assets shall include any and all product line extension.

The Parties will use their best efforts to execute and close upon the Definitive Agreement. Although there can be no assurance that the proposed transaction will close, the parties anticipate that the asset purchase transaction will occur in the third quarter of 2018.

The Company intends to attempt to obtain financing in order to commercialize the Assets.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit

Number

Description of Exhibit

99.1

Letter of Intent by and among the Company and HBI, dated July 18, 2018 (1)

 (1) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated:  July 23, 2018

SEARS OIL AND GAS CORPORATION.

 By: /s/ Mark A. Scharmann

Mark A. Scharmann, President